CoBiz Financial Announces First Quarter 2014 Results

Reports strong loan growth and expanding margin

Denver -- CoBiz Financial Inc. (“Company”) (NASDAQ: COBZ), a financial services company with $2.9 billion in assets, announced net income available to common shareholders of $5.4 million for the first quarter of 2014, or $0.13 per diluted common share. Net income available to common shareholders for the first quarter of 2013 was $5.5 million, or $0.14 per diluted common share.  Return on average assets for the first quarter of 2014 was 0.80% versus 0.94% for the prior-year quarter, and return on average shareholders’ equity was 7.9% for the first quarter of 2014 versus 9.4% for the prior-year quarter.

Financial highlights – First quarter 2014

•	Loans increased $67.9 million, or 13.2% annualized, from December 31, 2013 and $226.5 million, or 11.8%, from March 31, 2014.
•

Seasonally soft noninterest income was adversely impacted by a $1.3 million valuation adjustment on a limited partnership investment, reducing diluted earnings per common share by $0.02 per share in the first quarter.

•	The net interest margin expanded 11 basis points from the fourth quarter of 2013 (linked-quarter) to 3.90%, and increased by three basis points from the prior-year quarter.
•	Net interest income on a tax-equivalent basis (NII) increased $0.2 million from the prior linked-quarter and $2.0 million, or 8.2%, from the prior-year quarter.
•	The Company continues to benefit from improving asset quality, and recorded a negative provision for loan losses of $1.9 million during the first quarter of 2014.

Financial Summary

	Quarter ended (unaudited)			1Q14 change vs.
(in thousands, except per share amounts)	1Q14	4Q13	1Q13	4Q13		1Q13
Net interest income before provision	$24,905	$24,776	$23,185	$129	0.5%	$1,720	7.4%
Provision for loan losses	(1,888)	(4,595)	(1,590)	2,707	58.9%	(298)	(18.7)%
Net interest income after provision	26,793	29,371	24,775	(2,578)	(8.8)%	2,018	8.1%
Total noninterest income	5,681	8,252	6,476	(2,571)	(31.2)%	(795)	(12.3)%
Total noninterest expense	24,147	26,639	22,581	(2,492)	(9.4)%	1,566	6.9%
Net income before income taxes	8,327	10,984	8,670	(2,657)	(24.2)%	(343)	(4.0)%
Provision for income taxes	2,810	3,709	2,794	(899)	(24.2)%	16	0.6%
Income from continuing operations	5,517	7,275	5,876	(1,758)	(24.2)%	(359)	(6.1)%
Discontinued operations, net of tax	-	-	173	-	0.0%	(173)	(100.0)%
Net income	5,517	7,275	6,049	(1,758)	(24.2)%	(532)	(8.8)%
Preferred stock dividends	(143)	(143)	(514)	-	0.0%	371	72.2%
Net income available to common shareholders	$5,374	$7,132	$5,535	$(1,758)	(24.6)%	$(161)	(2.9)%

Diluted earnings per common share	$0.13	$0.18	$0.14	$(0.05)	(27.8)%	$(0.01)	(7.1)%

KEY RATIOS
Net interest margin	3.90%	3.79%	3.87%
Efficiency ratio	77.39%	72.57%	74.28%
Return on average assets	0.80%	1.03%	0.94%
Return on average shareholders' equity	7.86%	10.42%	9.43%
Noninterest income as a percentage of operating revenues	18.57%	24.98%	21.83%

“I was pleased with our core operating results for the first quarter,” said Chairman and CEO Steve Bangert. “As a franchise, we are executing extremely well with strong loan growth and an expanding net interest margin.  In both Colorado and Arizona, the pipeline of new business opportunities is very encouraging.”

Loans

•	Loans at March 31, 2014, were $2.2 billion, increasing $67.9 million or 13.2% annualized from the prior linked-quarter. From March 31, 2013, loans increased $226.5 million, or 11.8%.

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	Quarter ended (unaudited)			1Q14 change vs.
(in thousands)	1Q14	4Q13	1Q13	4Q13		1Q13
LOANS
Commercial & industrial	$860,060	$824,453	$742,239	$35,607	4.3%	$117,821	15.9%
Owner-occupied real estate	463,192	452,959	438,118	10,233	2.3%	25,074	5.7%
Investor real estate	462,855	447,905	451,053	14,950	3.3%	11,802	2.6%
Construction & land	136,018	127,952	84,400	8,066	6.3%	51,618	61.2%
Consumer	183,156	181,056	157,973	2,100	1.2%	25,183	15.9%
Other	47,013	50,034	52,023	(3,021)	(6.0)%	(5,010)	(9.6)%
Total loans	$2,152,294	$2,084,359	$1,925,806	$67,935	3.3%	$226,488	11.8%

•	New loans of $105.5 million were added during the first quarter of 2014 and advances on existing lines totaled $90.7 million.
•

During the first quarter of 2014, paydowns and maturities moderated after steadily increasing throughout 2013. Paydowns and maturities were $128.1 million in the first quarter of 2014, versus $201.0 million in the prior linked-quarter and $150.9 million in the prior-year quarter.

	Quarter ended (unaudited)
(in thousands)	1Q14	4Q13	3Q13	2Q13	1Q13
Loans - beginning balance	$2,084,359	$2,048,866	$2,017,844	$1,925,806	$1,926,432
New credit extended	105,542	158,801	136,138	149,053	78,587
Credit advanced	90,736	79,126	88,680	96,122	72,487
Paydowns & maturities	(128,143)	(201,026)	(193,396)	(151,176)	(150,878)
Gross loan charge-offs	(200)	(1,408)	(400)	(1,961)	(822)
Loans - ending balance	$2,152,294	$2,084,359	$2,048,866	$2,017,844	$1,925,806

Net change - loans outstanding	$67,935	$35,493	$31,022	$92,038	$(626)

•	Gross credit commitments increased by $55.2 million during the first quarter of 2014, an annualized increase of 18.6% from the prior linked-quarter.
•

The line utilization rate was 38.7% at March 31, 2014, as compared to 37.6% and 37.9% at December 31, 2013 and March 31, 2013, respectively. Line utilization increased as advances outpaced the increase in credit commitments.

Deposits and Customer Repurchase Agreements (Customer Funding)

•	Customer funding of $2.4 billion at March 31, 2014 decreased by $5.3 million on a linked-quarter basis. From March 31, 2013, Customer Funding increased $222.3 million.
•

Noninterest-bearing demand (NIB) accounts decreased $24.6 million on a linked-quarter basis, but increased by $102.7 million from March 31, 2013. The percentage of NIB to total deposits was 40.3% at March 31, 2014.

•

The decrease in customer repurchase agreements on a linked-quarter basis is the result of a concerted effort to transition clients out of our collateralized sweep product into other deposit categories.

	Quarter ended (unaudited)			1Q14 change vs.
(in thousands)	1Q14	4Q13	1Q13	4Q13		1Q13
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$590,596	$572,175	$600,580	$18,421	3.2%	$(9,984)	(1.7)%
Interest-bearing demand and NOW	542,304	487,037	363,709	55,267	11.3%	178,595	49.1%
Savings	13,979	12,803	11,429	1,176	9.2%	2,550	22.3%
Certificates of deposits under $100	26,965	27,726	29,889	(761)	(2.7)%	(2,924)	(9.8)%
Certificates of deposits $100 and over	130,226	134,418	143,529	(4,192)	(3.1)%	(13,303)	(9.3)%
Reciprocal CDARS	81,589	83,173	81,631	(1,584)	(1.9)%	(42)	(0.1)%
Total interest-bearing deposits	1,385,659	1,317,332	1,230,767	68,327	5.2%	154,892	12.6%
Noninterest-bearing demand deposits	937,077	961,705	834,337	(24,628)	(2.6)%	102,740	12.3%
Customer repurchase agreements	89,521	138,494	124,882	(48,973)	(35.4)%	(35,361)	(28.3)%
Total deposits and customer repurchase agreements	$2,412,257	$2,417,531	$2,189,986	$(5,274)	(0.2)%	$222,271	10.1%

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Allowance for Loan and Credit Losses (Allowance) and Credit Quality

•	Nonperforming assets were $15.5 million at March 31, 2014, compared to $39.2 million at March 31, 2013 and $19.0 million at December 31, 2013.
•	Classified loans decreased from the linked- and prior-year quarter ends by 17.6% and 43.4%, respectively.
•	Due to an improvement in credit quality metrics, a negative provision for loan losses of $1.9 million was recorded during the first quarter of 2014.
•	The coverage of Allowance to nonperforming loans increased to 335.3% at March 31, 2014, from 145.6% at March 31, 2013 and 265.8% at December 31, 2013.
•	The Allowance decreased to $35.6 million at March 31, 2014 from $44.9 million at March 31, 2013.

	Quarter ended (unaudited)
(in thousands)	1Q14	4Q13	1Q13
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$37,050	$41,810	$46,866
Provision for loan losses	(1,888)	(4,595)	(1,590)
Net recovery (charge-off)	441	(165)	(402)
Ending allowance for loan losses	$35,603	$37,050	$44,874

CREDIT QUALITY
Nonaccrual loans	$10,618	$13,921	$30,420
Loans 90 days or more past due and accruing interest	-	19	407
Total nonperforming loans	10,618	13,940	30,827
OREO and repossessed assets	4,911	5,097	8,420
Total nonperforming assets	$15,529	$19,037	$39,247

Performing renegotiated loans	$30,290	$29,683	$31,619
Classified loans	$38,278	$46,476	$67,677

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.54%	0.68%	1.50%
Nonperforming loans to total loans	0.49%	0.67%	1.60%
Nonperforming loans and OREO to total loans and OREO	0.72%	0.91%	2.03%
Allowance for loan and credit losses to total loans	1.65%	1.78%	2.33%
Allowance for loan and credit losses to nonperforming loans	335.31%	265.78%	145.57%

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Shareholders’ Equity

•	Total shareholders’ equity increased $6.4 million from December 31, 2013, to $287.5 million at March 31, 2014.
•	The tangible common equity to tangible assets ratio increased to 8.0% at March 31, 2014.

	Quarter ended (unaudited)
(in thousands, except per share amounts)	1Q14	4Q13	1Q13
EQUITY MEASURES
Common shareholders' equity	$230,182	$223,747	$206,179
Total shareholders' equity	287,520	281,085	263,517

Common shares outstanding at period end	40,622	40,368	40,197

Book value per common share	$5.67	$5.54	$5.13
Tangible book value per common share *	$5.60	$5.47	$5.05

Tangible common equity to tangible assets *	7.98%	7.90%	7.75%
Tangible equity to tangible assets *	10.00%	9.95%	9.94%
Tier 1 capital ratio	**	14.50%	14.72%
Total-risk based capital ratio	**	15.75%	16.93%

* See accompanying Reconciliation of Non-GAAP measures to GAAP
** Ratios unavailable at the time of release.

Net Interest Income and Margin

•	Net interest income on a tax-equivalent basis was $25.8 million for the first quarter of 2014, an increase of $0.2 million from the prior linked-quarter.
•	The net interest margin expanded by 11 basis points on a linked-quarter basis to 3.90%.
•	Average earning assets of $2.7 billion increased $4.5 million on a linked-quarter basis.
o	From the fourth quarter of 2013, average loans increased $60.0 million while average federal funds sold, interest-earning deposits and investments decreased $55.5 million.
•	The yield on average earning assets increased nine basis points to 4.16% on a linked-quarter basis, primarily due to the shift in earning asset mix out of cash and investments into loans.
•	The rate paid on average interest-bearing liabilities was relatively stable from the linked-quarter at 0.57%.

Noninterest Income

•	Recurring fee-based sources - deposit services charges, insurance revenue and investment advisory income - recognized increases over the prior-linked quarter, as well as over the prior-year quarter.
•	Progress growing recurring revenues was offset by investment banking revenues, which are transactional by nature and were weak in the first quarter of 2014.
•	The decrease in other income is primarily attributed to a loss recognized on an equity method investment of $1.3 million before taxes.

	Quarter ended (unaudited)			1Q14 change vs.
(in thousands)	1Q14	4Q13	1Q13	4Q13		1Q13
Noninterest income:
Deposit service charges	$1,376	$1,276	$1,328	$100	7.8%	$48	3.6%
Investment advisory income	1,422	1,364	1,112	58	4.3%	310	27.9%
Insurance income	2,762	2,617	2,510	145	5.5%	252	10.0%
Investment banking income	187	971	66	(784)	(80.7)%	121	183.3%
Other income	(66)	2,024	1,460	(2,090)	(103.3)%	(1,526)	(104.5)%
Total noninterest income	$5,681	$8,252	$6,476	$(2,571)	(31.2)%	$(795)	(12.3)%

Operating Expenses

•

The increase in compensation related expense from the prior-year quarter is attributed to annual merit raises effective after the first quarter of 2013, as well as the recruitment of new personnel, including those related to the expansion into two new markets in Colorado (Fort Collins and Colorado Springs), and the launch of CoBiz Private Bank.

o	Total full-time equivalent employees at March 31, 2014 were 527, as compared to 500 at March 31, 2013.

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•

In the first quarter of 2014 and 2013, the Company reported modest gains on its OREO and repossessed asset portfolio.  During the fourth quarter of 2013, the Company recognized a net loss on OREO, repossessed and other assets of $2.1 million.  The loss was attributed to a valuation adjustment on the Company’s single largest OREO property that was reappraised in the fourth quarter of 2013.  The carrying value was written down from $5.4 million to $3.3 million.

	Quarter ended (unaudited)			1Q14 change vs.
(in thousands)	1Q14	4Q13	1Q13	4Q13		1Q13
Noninterest expense:
Salaries and employee benefits	$15,836	$16,224	$14,484	$(388)	(2.4)%	$1,352	9.3%
Stock-based compensation expense	1,014	551	748	463	84.0%	266	35.6%
Occupancy expenses, premises and equipment	3,204	3,514	3,304	(310)	(8.8)%	(100)	(3.0)%
Amortization of intangibles	151	151	200	-	0.0%	(49)	(24.5)%
Other operating expenses	4,126	4,077	3,926	49	1.2%	200	5.1%
(Gain) loss on OREO, repossessed assets and other	(223)	2,100	(70)	(2,323)	(110.6)%	(153)	(218.6)%
(Gain) loss on investment securities	39	22	(11)	17	77.3%	50	454.5%
Total noninterest expense	$24,147	$26,639	$22,581	$(2,492)	(9.4)%	$1,566	6.9%

Earnings Conference Call

In conjunction with this release, you are invited to listen to the Company's conference call on Thursday, April 24, 2014, at 9:00 am MST with Steve Bangert, CoBiz chairman and CEO. The call can be accessed via the Internet at http://www.videonewswire.com/event.asp?id=98669 or by telephone at 877.493.9121, (conference ID # 19470645). International callers may dial:  973.582.2750.

Explanation of the Company’s Use of Non-GAAP Financial Measures

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations and reflects the basis on which management internally reviews financial performance and capital adequacy. We believe these measures provide important supplemental information to investors. However, you should not rely on non-GAAP financial measures alone as measures of our performance.  Please see the accompanying Reconciliation of Non-GAAP Measures to GAAP for additional information.

Contact Information

CoBiz Financial Inc.

Lyne Andrich 303.312.3458

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About CoBiz Financial

CoBiz Financial (NASDAQ:COBZ) is a $2.9 billion financial services company that serves the complete financial needs of businesses, business owners and professionals in Colorado and Arizona. The Company provides commercial banking services through Colorado Business Bank and Arizona Business Bank; wealth planning and investment management through CoBiz Wealth Management; property and casualty insurance brokerage and employee benefits through CoBiz Insurance; and investment banking services through Green Manning & Bunch.

Forward-Looking Information

This release contains forward-looking statements that describe CoBiz's future plans, strategies and expectations. Forward-looking statements include statements about future performance and results of operations.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "would”, "could", “should” or "may." Forward-looking statements speak only as of the date they are made. All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements.  Such risks and uncertainties include, among other things:

•	Risks and uncertainties described in our reports filed with the Securities and Exchange Commission, including our most recent Form 10-K.
•	Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.
•	Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.
•	Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses.
•

Our ability to manage growth effectively, including the successful expansion of our customer support, administrative infrastructure and internal management systems, could adversely affect our results of operations and prospects.

•	Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.
•	Our net interest margin may be negatively impacted if we are unable to profitably deploy excess cash into higher yielding loans or investments.
•

The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.

•	Our continued growth will depend in part on our ability to enter new markets successfully and capitalize on other growth opportunities.
•

Changes in legislative or regulatory requirements applicable to us and our subsidiaries and implementation of current legislative or regulatory requirements could increase costs, limit certain operations and adversely affect results of operations.

•	Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this release. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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CoBiz Financial Inc.
March 31, 2014
(unaudited)

	Three months ended March 31,
(in thousands, except per share amounts)	2014	2013
INCOME STATEMENT DATA
Interest income	$26,991	$26,052
Interest expense	2,086	2,867
NET INTEREST INCOME BEFORE PROVISION	24,905	23,185
Provision for loan losses	(1,888)	(1,590)
NET INTEREST INCOME AFTER PROVISION	26,793	24,775
Noninterest income	5,681	6,476
Noninterest expense	24,147	22,581
INCOME BEFORE INCOME TAXES	8,327	8,670
Provision for income taxes	2,810	2,794
NET INCOME FROM CONTINUING OPERATIONS	5,517	5,876
Income from discontinued operations, net of tax	-	173
NET INCOME	$5,517	$6,049

Preferred stock dividends	(143)	(514)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$5,374	$5,535

EARNINGS PER COMMON SHARE
BASIC	$0.13	$0.14
DILUTED	$0.13	$0.14

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	40,622	40,197
Book value per common share	$5.67	$5.13
Tangible book value per common share *	$5.60	$5.05
Tangible common equity to tangible assets *	7.98%	7.75%
Tangible equity to tangible assets *	10.00%	9.94%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

PERIOD END BALANCES
Total assets	$2,852,782	$2,620,512
Investments	547,211	559,607
Loans	2,152,294	1,925,806
Intangible assets	2,647	3,373
Deposits	2,322,736	2,065,104
Subordinated debentures	72,166	93,150
Common shareholders' equity	230,182	206,179
Total shareholders' equity	287,520	263,517
Interest-earning assets	2,713,376	2,494,674
Interest-bearing liabilities	1,607,347	1,487,799

BALANCE SHEET AVERAGES
Average assets	$2,797,695	$2,616,170
Average investments	551,263	563,461
Average loans	2,108,563	1,914,542
Average deposits	2,276,814	2,060,274
Average subordinated debentures	72,166	93,150
Average shareholders' equity	284,527	260,030
Average interest-earning assets	2,677,847	2,494,741
Average interest-bearing liabilities	1,484,532	1,494,590

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CoBiz Financial Inc.
March 31, 2014
(unaudited)

	Three months ended March 31,
(in thousands)	2014	2013
PROFITABILITY MEASURES
Net interest margin	3.90%	3.87%
Efficiency ratio - tax equivalent	77.39%	74.28%
Return on average assets	0.80%	0.94%
Return on average shareholders' equity	7.86%	9.43%
Noninterest income as a percentage of operating revenues	18.57%	21.83%

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$10,618	$30,420
Loans 90 days or more past due and accruing interest	-	407
Total nonperforming loans	10,618	30,827
OREO & repossessed assets	4,911	8,420
Total nonperforming assets	$15,529	$39,247

Performing renegotiated loans	$30,290	$31,619
Classified loans	$38,278	$67,677

Charge-offs	$(200)	$(822)
Recoveries	641	420
Net recoveries (charge-offs)	$441	$(402)

Nonperforming assets to total assets	0.54%	1.50%
Nonperforming loans to total loans	0.49%	1.60%
Nonperforming loans and OREO to total loans and OREO	0.72%	2.03%
Allowance for loan and credit losses to total loans	1.65%	2.33%
Allowance for loan and credit losses to nonperforming loans	335.31%	145.57%

				Total	NPAs as a
NONPERFORMING ASSETS BY MARKET	Colorado	Arizona	Total	in Category	%
Commercial	$988	$714	$1,702	$860,060	0.20%
Real estate - mortgage	549	4,580	5,129	926,047	0.55%
Construction & land	3,681	-	3,681	136,018	2.71%
Consumer	106	-	106	183,156	0.06%
Other loans	-	-	-	47,013	0.00%
OREO & repossessed assets	3,583	1,328	4,911	4,911	-
NPAs	$8,907	$6,622	$15,529	$2,157,205	0.72%

Total loans	$1,600,759	$551,535	$2,152,294
Total loans and OREO	1,604,342	552,863	2,157,205
Nonperforming loans to loans	0.33%	0.96%	0.49%
Nonperforming loans and OREO to total loans and OREO	0.56%	1.20%	0.72%

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CoBiz Financial Inc.
March 31, 2014
(unaudited)

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(in thousands, except per share amounts)	2014	2013	2013	2013	2013
Interest income	$26,991	$26,954	$26,961	$26,160	$26,052
Interest expense	2,086	2,178	2,586	2,795	2,867
Net interest income before provision	24,905	24,776	24,375	23,365	23,185
Provision for loan losses	(1,888)	(4,595)	(1,554)	(1,065)	(1,590)
Net interest income after provision	26,793	29,371	25,929	24,430	24,775
Noninterest income:
Deposit service charges	$1,376	$1,276	$1,359	$1,352	$1,328
Investment advisory income	1,422	1,364	1,306	1,295	1,112
Insurance income	2,762	2,617	2,862	3,210	2,510
Investment banking income	187	971	689	576	66
Other income	(66)	2,024	1,543	1,992	1,460
Total noninterest income	5,681	8,252	7,759	8,425	6,476
Noninterest expense:
Salaries and employee benefits	$15,836	$16,224	$16,373	$14,720	$14,484
Stock-based compensation expense	1,014	551	694	746	748
Occupancy expenses, premises and equipment	3,204	3,514	3,289	3,155	3,304
Amortization of intangibles	151	151	152	159	200
Other operating expenses	4,126	4,077	3,625	3,853	3,926
Net (gain) loss on securities, other assets and OREO	(184)	2,122	(319)	(1,039)	(81)
Total noninterest expense	24,147	26,639	23,814	21,594	22,581
Net income before income taxes	8,327	10,984	9,874	11,261	8,670
Provision for income taxes	2,810	3,709	2,849	3,999	2,794
Net income from continuing operations	5,517	7,275	7,025	7,262	5,876
Income from discontinued operations, net of tax	-	-	-	-	173
Net income	$5,517	$7,275	$7,025	$7,262	$6,049

Preferred stock dividends	(143)	(143)	(144)	(143)	(514)
Net income available to common shareholders	$5,374	$7,132	$6,881	$7,119	$5,535

Earnings per common share
Basic	$0.13	$0.18	$0.17	$0.18	$0.14
Diluted	$0.13	$0.18	$0.17	$0.18	$0.14

PROFITABILITY MEASURES
Net interest margin	3.90%	3.79%	3.80%	3.78%	3.87%
Efficiency ratio - tax equivalent	77.39%	72.57%	73.41%	69.77%	74.28%
Return on average assets	0.80%	1.03%	1.02%	1.09%	0.94%
Return on average shareholders' equity	7.86%	10.42%	10.34%	10.93%	9.43%
Noninterest income as a percentage of operating revenues	18.57%	24.98%	24.15%	26.50%	21.83%

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	40,622	40,368	40,300	40,282	40,197
Diluted weighted average common shares outstanding (in thousands)	39,979	39,831	39,738	39,580	39,362
Book value per common share	$5.67	$5.54	$5.35	$5.20	$5.13
Tangible book value per common share *	$5.60	$5.47	$5.28	$5.12	$5.05

Tangible common equity to tangible assets *	7.98%	7.90%	7.58%	7.54%	7.75%
Tangible equity to tangible assets *	10.00%	9.95%	9.62%	9.63%	9.94%
Tier 1 capital ratio	**	14.50%	14.50%	14.52%	14.72%
Total risk based capital ratio	**	15.75%	15.76%	16.70%	16.93%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP
** Ratios unavailable at the time of release.

9 | Page

CoBiz Financial Inc.
March 31, 2014
(unaudited)

	At
	March 31,	December 31,	September 30,	June 30,	March 31,
(in thousands)	2014	2013	2013	2013	2013
PERIOD END BALANCES
Total assets	$2,852,782	$2,800,691	$2,807,955	$2,738,749	$2,620,512
Investments	547,211	556,796	582,889	576,045	559,607
Loans	2,152,294	2,084,359	2,048,866	2,017,844	1,925,806
Intangible assets	2,647	2,798	2,960	3,112	3,373
Deposits	2,322,736	2,279,037	2,269,193	2,035,971	2,065,104
Subordinated debentures	72,166	72,166	72,166	93,150	93,150
Common shareholders' equity	230,182	223,747	215,599	209,341	206,179
Total shareholders' equity	287,520	281,085	272,937	266,679	263,517
Interest-earning assets	2,713,376	2,663,823	2,667,144	2,608,065	2,494,674
Interest-bearing liabilities	1,607,347	1,527,992	1,515,360	1,552,129	1,487,799

LOANS
Commercial	$860,060	$824,453	$815,424	$813,186	$742,239
Real estate - mortgage	926,047	900,864	890,492	884,579	889,171
Construction & land	136,018	127,952	105,146	95,127	84,400
Consumer	183,156	181,056	180,243	168,606	157,973
Other	47,013	50,034	57,561	56,346	52,023
Gross loans	2,152,294	2,084,359	2,048,866	2,017,844	1,925,806
Less allowance for loan losses	(35,603)	(37,050)	(41,810)	(43,232)	(44,874)
Total net loans	$2,116,691	$2,047,309	$2,007,056	$1,974,612	$1,880,932

DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$590,596	$572,175	$605,073	$561,079	$600,580
Interest-bearing demand and NOW	542,304	487,037	402,572	337,294	363,709
Savings	13,979	12,803	11,272	11,612	11,429
Certificates of deposits under $100	26,965	27,726	28,098	29,359	29,889
Certificates of deposits $100 and over	130,226	134,418	133,243	136,077	143,529
Reciprocal CDARS	81,589	83,173	98,748	95,157	81,631
Total interest-bearing deposits	1,385,659	1,317,332	1,279,006	1,170,578	1,230,767
Noninterest-bearing demand deposits	937,077	961,705	990,187	865,393	834,337
Customer repurchase agreements	89,521	138,494	164,188	133,402	124,882
Total deposits and customer repurchase agreements	$2,412,257	$2,417,531	$2,433,381	$2,169,373	$2,189,986

BALANCE SHEET AVERAGES
Average assets	$2,797,695	$2,792,837	$2,734,624	$2,662,914	$2,616,170
Average investments	551,263	573,544	573,375	558,464	563,461
Average loans	2,108,563	2,048,592	2,031,282	1,968,674	1,914,542
Average deposits	2,276,814	2,253,875	2,129,108	2,030,209	2,060,274
Average subordinated debentures	72,166	72,166	82,658	93,150	93,150
Average shareholders' equity	284,527	277,118	269,494	266,526	260,030
Average interest-earning assets	2,677,847	2,673,332	2,621,135	2,547,056	2,494,741
Average interest-bearing liabilities	1,484,532	1,525,400	1,536,699	1,535,232	1,494,590

ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$37,050	$41,810	$43,232	$44,874	$46,866
Provision for loan losses	(1,888)	(4,595)	(1,554)	(1,065)	(1,590)
Net recovery (charge-off)	441	(165)	132	(577)	(402)
Ending allowance for loan losses	$35,603	$37,050	$41,810	$43,232	$44,874

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CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$10,618	$13,921	$18,511	$25,634	$30,420
Loans 90 days or more past due and accruing interest	-	19	-	-	407
Total nonperforming loans	10,618	13,940	18,511	25,634	30,827
OREO and repossessed assets	4,911	5,097	6,960	7,185	8,420
Total nonperforming assets	$15,529	$19,037	$25,471	$32,819	$39,247

Performing renegotiated loans	$30,290	$29,683	$28,814	$29,623	$31,619
Classified loans	$38,278	$46,476	$48,735	$64,300	$67,677

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.54%	0.68%	0.91%	1.20%	1.50%
Nonperforming loans to total loans	0.49%	0.67%	0.90%	1.27%	1.60%
Nonperforming loans and OREO to total loans and OREO	0.72%	0.91%	1.24%	1.62%	2.03%
Allowance for loan and credit losses to total loans	1.65%	1.78%	2.04%	2.14%	2.33%
Allowance for loan and credit losses to nonperforming loans	335.31%	265.78%	225.87%	168.65%	145.57%

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CoBiz Financial Inc.
March 31, 2014
(unaudited)

	For the three months ended,
	March 31, 2014			December 31, 2013			March 31, 2013
		Interest	Average		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$18,021	$24	0.53%	$51,196	$44	0.34%	$16,738	$27	0.65%
Investment securities	551,263	4,258	3.09%	573,544	4,375	3.05%	563,461	4,297	3.05%
Loans	2,108,563	23,562	4.47%	2,048,592	23,292	4.45%	1,914,542	22,340	4.67%
Total interest-earning assets	$2,677,847	$27,844	4.16%	$2,673,332	$27,711	4.07%	$2,494,741	$26,664	4.28%

Noninterest-earning assets	119,848			119,505			121,429
Total assets	$2,797,695			$2,792,837			$2,616,170

Liabilities and Shareholders' Equity
Deposits
Money market	$583,171	$464	0.32%	$608,818	$532	0.35%	$605,903	$678	0.45%
Interest-bearing demand and NOW	429,939	245	0.23%	418,181	227	0.22%	359,218	235	0.27%
Savings	12,595	2	0.06%	11,712	2	0.07%	18,488	3	0.07%
Certificates of deposit
Reciprocal	83,073	68	0.33%	89,793	77	0.34%	81,957	94	0.47%
Under $100	27,589	30	0.44%	27,825	32	0.46%	29,764	40	0.55%
$100 and over	136,689	178	0.53%	133,596	184	0.55%	144,534	239	0.67%
Total interest-bearing deposits	$1,273,056	$987	0.31%	$1,289,925	$1,054	0.32%	$1,239,864	$1,289	0.42%
Other borrowings
Securities sold under agreements to repurchase	104,534	63	0.24%	163,284	85	0.20%	144,737	84	0.23%
Other short-term borrowings	34,776	20	0.23%	25	-	0.00%	16,839	10	0.24%
Long term-debt	72,166	1,016	5.63%	72,166	1,039	5.63%	93,150	1,484	6.37%
Total interest-bearing liabilities	$1,484,532	$2,086	0.57%	$1,525,400	$2,178	0.56%	$1,494,590	$2,867	0.77%
Noninterest-bearing demand accounts	1,003,758			963,950			820,410
Total deposits and interest-bearing liabilities	2,488,290			2,489,350			2,315,000
Other noninterest-bearing liabilities	24,878			26,369			41,140
Total liabilities	2,513,168			2,515,719			2,356,140
Total equity	284,527			277,118			260,030
Total liabilities and equity	$2,797,695			$2,792,837			$2,616,170
Net interest income - taxable equivalent		$25,758			$25,533			$23,797
Net interest spread			3.59%			3.51%			3.51%
Net interest margin			3.90%			3.79%			3.87%
Ratio of average interest-earning assets to
average interest-bearing liabilities	180.38%			175.25%			166.92%

12 | Page

CoBiz Financial Inc.
March 31, 2014
(unaudited)

Reconciliation of Non-GAAP Measures to GAAP
(in thousands, except per share amounts)

The Company believes these non-GAAP measures are useful to obtain an understanding of the operating results of the Company’s core business and reflects the basis on which management internally reviews financial performance and capital adequacy. These non-GAAP measures are not a substitute for operating results determined in accordance with GAAP nor do they necessarily conform to non-GAAP performance measures that may be presented by other companies.

The following tables include non-GAAP financial measures related to tangible equity, tangible common equity, tangible assets and adjusted earnings per share (EPS).  The table below has been adjusted to exclude intangible assets and preferred stock.

		At
		March 31,	December 31,	September 30,	June 30,	March 31,
		2014	2013	2013	2013	2013

	Shareholders' equity as reported - GAAP	$287,520	$281,085	$272,937	$266,679	$263,517
	Intangible assets	(2,647)	(2,798)	(2,960)	(3,112)	(3,373)

A	Tangible equity - non-GAAP	284,873	278,287	269,977	263,567	260,144
	Preferred stock	(57,338)	(57,338)	(57,338)	(57,338)	(57,338)

B	Tangible common equity - non-GAAP	$227,535	$220,949	$212,639	$206,229	$202,806

	Total assets as reported - GAAP	$2,852,782	$2,800,691	$2,807,955	$2,738,749	$2,620,512
	Intangible assets	(2,647)	(2,798)	(2,960)	(3,112)	(3,373)

C	Total tangible assets - non-GAAP	$2,850,135	$2,797,893	$2,804,995	$2,735,637	$2,617,139

D	Common shares outstanding	40,622	40,368	40,300	40,282	40,197

B / C	Tangible common equity to tangible assets - non-GAAP	7.98%	7.90%	7.58%	7.54%	7.75%
A / C	Tangible equity to tangible assets - non-GAAP	10.00%	9.95%	9.62%	9.63%	9.94%
B / D	Tangible book value per common share - non-GAAP	$5.60	$5.47	$5.28	$5.12	$5.05

					Three months ended
					March 31, 2014
					Amount	Diluted EPS

	Net income available to common shareholders - GAAP				$5,374	$0.13
	Effect of earnings on equity method investments (after tax) - non-GAAP				$(798)	$(0.02)

13 | Page